Exhibit 10.1
Execution Version

FIFTH AMENDMENT

This Fifth Amendment (“Amendment”) dated as of March 3, 2017 (the “Fifth Amendment Effective Date”) is by and among Hi-Crush Partners LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto, and ZB, N.A. DBA Amegy Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and ZB, N.A. DBA Amegy Bank, as Administrative Agent, as issuing lender, and as swing line lender, are parties to the Amended and Restated Credit Agreement dated as of April 28, 2014, as amended by Consent, Waiver and First Amendment dated as of October 21, 2014, the Second Amendment dated as of November 5, 2015, the Third Amendment dated as of April 28, 2016, and the Fourth Amendment dated as of August 31, 2016 (as amended, the “Credit Agreement”);
WHEREAS, pursuant to that certain Contribution Agreement dated as of February 23, 2017 (the “Contribution Agreement”) among the Borrower, Hi-Crush Proppants, and Acquisition Co., Hi-Crush Proppants has agreed to contribute 10,000 shares of common Equity Interests of Augusta (the “Augusta Equity”), and all of the Equity Interests in each of Hi-Crush Whitehall LLC, a Delaware limited liability company (“Whitehall”), and PDQ Properties LLC, a Wisconsin limited liability company (“PDQ”), to Acquisition Co. in exchange for up to $205,000,000 of total consideration consisting of (a) not less than $140,000,000 in cash raised from the sale of common units by the Borrower, and (b) additional cash consideration of up to $65,000,000 after closing pursuant to the terms of the Contribution Agreement (the “Whitehall Drop Down”);
WHEREAS, in connection with the Whitehall Drop Down, each of the Letters of Credit identified on Schedule I attached hereto (the “Whitehall Letters of Credit”) will be transferred to be maintained under the Credit Agreement;
WHEREAS, pursuant to that certain Membership Interest Purchase Agreement dated as of February 23, 2017, Borrower has agreed to acquire 100% of the membership interests in each of PRE Wildcat Holdings, LLC, Permian Basin Sand Holdings, LLC, and Permian Basin Sand Company, LLC, for up to $275,000,000 of total consideration consisting of (a) not less than $200,000,000 in cash raised from the sale of common units by the Borrower, and (b) common units of the Borrower for the remainder of the purchase price due at the closing of such acquisition (the “Permian Acquisition”); and
WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein, subject to the conditions herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

#5411817.5

AGREEMENT
Section 1.Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement, as amended by this Amendment.
Section 2.    Amendments to the Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended to include the following new defined terms in their appropriate alphabetical order:
“Augusta Equity” means 10,000 shares of common Equity Interests of Augusta contributed to Acquisition Co. under the Whitehall Contribution Agreement.
“PDQ” means PDQ Properties LLC, a Wisconsin limited liability company (“PDQ”).
“Permian Acquisition” means the acquisition by Borrower of 100% of the membership interests in each of PRE Wildcat Holdings, LLC, Permian Basin Sand Holdings, LLC, and Permian Basin Sand Company, LLC, for up to $275,000,000 of total consideration consisting of (a) not less than $200,000,000 in cash raised from the sale of common units by the Borrower, and (b) common units of the Borrower for the remainder of the purchase price due at the closing of the Permian Sale Agreement.
“Permian Acquisition Documents” means the Permian Sale Agreement, together with each other agreement, instrument, or document executed in connection with the Permian Acquisition.
“Permian Sale Agreement” means that certain Membership Interest Purchase Agreement dated as of February 23, 2017 entered into among the Borrower and PRE Wildcat Holdings, LLC, Permian Basin Sand Holdings, LLC, Permian Basin Sand Company, LLC, the other sellers party thereto and Platte River Equity III, L.P., as the sellers’ representative, with respect to the Permian Acquisition, in form and substance reasonably satisfactory to the Administrative Agent.
“Whitehall” means Hi-Crush Whitehall LLC, a Delaware limited liability company.
“Whitehall Contribution Agreement” means that certain Contribution Agreement dated as of February 23, 2017, among the Borrower, Hi-Crush Proppants, and Acquisition Co.
“Whitehall Drop Down” means the contribution by Hi-Crush Proppants of 10,000 shares of common Equity Interests of Augusta, and all of the Equity Interests in each of Whitehall and PDQ to Acquisition Co. pursuant to the Whitehall Contribution Agreement in exchange for up to $205,000,000 of total consideration consisting of (a) not less than $140,000,000 in cash raised from the sale of common units by the Borrower, and (b) additional cash consideration of up to $65,000,000 after closing pursuant to the terms of the Whitehall Contribution Agreement.
“Whitehall Drop Down Date” means the date that the Whitehall Drop Down is consummated in accordance with the Whitehall Drop Down Documents.
“Whitehall Drop Down Documents” means the Contribution Agreement, together with each other agreement, instrument, or document executed in connection with the Whitehall Drop Down.
“Whitehall Letters of Credit” means each of the Letters of Credit identified on Schedule 1.1(b).
(b)    The definition of “Drop Down Acquisition” in Section 1.1 of the Credit Agreement is hereby amended by replacing “the Augusta Drop Down and the Blair Drop Down” with “the Augusta Drop Down, the Blair Drop Down, and the Whitehall Drop Down”.
(c)    The definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (b)(vi) of such definition as follows:
(vi) customary non-capitalized expenses incurred in connection with (w) any Equity Issuance on or prior to the Effective Date, (x) any Drop Down Acquisition, (y) the Permian Acquisition, and (z) the transactions contemplated by this Agreement, the Augusta Drop Down Documents and the Term B Credit Documents to occur on the Effective Date, plus
(d)    Section 2.2 of the Credit Agreement is hereby amended by the following:
(i)    adding the following sentence at the end of clause (a):
Each Whitehall Letter of Credit, as of the Whitehall Drop Down Date, shall be a Letter of Credit deemed to have been issued pursuant to the Commitments and shall constitute a portion of the Letter of Credit Exposure.
(ii)     replacing “(other than the Existing Letters of Credit which are deemed issued hereunder)” with “(other than the Existing Letters of Credit and the Whitehall Letters of Credit which are deemed issued hereunder)” in clause (b); and
(iii)    replacing “(including in the case of each Existing Letter of Credit, the deemed issuance with respect thereto on the Effective Date)” with “(including in the case of each Existing Letter of Credit, the deemed issuance with respect thereto on the Effective Date, and in the case of each Whitehall Letter of Credit, the deemed issuance with respect thereto on the Whitehall Drop Down Date)” in clause (d).

(e)    Section 4.2 of the Credit Agreement is hereby amended by replacing “including the Augusta Drop Down and the Blair Drop Down” with “including the Augusta Drop Down, the Blair Drop Down, the Whitehall Drop Down, and the Permian Acquisition”.
(f)    Section 5.2 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (s), (ii) replacing “.” at the end of clause (t) with “; and”, and (iii) inserting a new clauses (u) and (v) as follows:
(u)    Permian Acquisition. On the date of the consummation of the Permian Acquisition, the Borrower shall provide to the Administrative Agent:
(i)    copies of the Permian Acquisition Documents, certified by an authorized officer of the Borrower (A) as being true and correct copies of such documents, (B) as being in full force and effect and (C) that no material term or condition thereof shall have been amended, modified or waived after the execution thereof in a manner that is materially adverse to the interests of the Administrative Agent or the Lenders without the prior written consent of the Administrative Agent; and
(ii)    true and correct copies of (A) the unaudited pro forma consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2016, prepared giving pro forma effect to the Permian Acquisition, as if such transactions had occurred on such date, and (B) the projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries, after giving effect to the Permian Acquisition, covering the first two full years after the date of the consummation of the Permian Acquisition.
(u)    Whitehall Drop Down.
(i) No later than 2 Business Days prior to the Whitehall Drop Down Date, the Borrower shall provide to the Administrative Agent: (A) copies of the Whitehall Drop Down Documents, certified by an authorized officer of the Borrower (1) as being true and correct copies of such documents, (2) as being in full force and effect and (3) that no material term or condition thereof shall have been amended, modified or waived after the execution thereof in a manner that is materially adverse to the interests of the Administrative Agent or the Lenders without the prior written consent of the Administrative Agent; and (B) true and correct copies of (1) the unaudited pro forma consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2016, prepared giving pro forma effect to the Whitehall Drop Down, as if such transactions had occurred on such date, and (2) the projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries, after giving effect to the Whitehall Drop Down, covering the first two full years after the Whitehall Drop Down Date.

(ii) On the Whitehall Drop Down Date, the Borrower shall provide to the Administrative Agent evidence, in form and substance satisfactory to the Administrative Agent, that (A) the Hi-Crush Proppants Credit Agreement has been amended to permit the Whitehall Drop Down and the transactions contemplated thereby and (B) all obligations, liabilities and Liens of Whitehall and PDQ and all Liens on the Augusta Equity relating to the Hi-Crush Proppants Credit Agreement and the other Credit Documents (as defined in the Hi-Crush Proppants Credit Agreement) have been released and terminated.
(g)    Section 5.6 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:
Notwithstanding the foregoing, within thirty (30) days following the Whitehall Drop Down Date (or a later date acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent each of the items set forth in Schedule III with respect to Whitehall and PDQ.
(h)    Section 5.7 of the Credit Agreement is hereby amended by replacing the last sentence of such Section as follows:
Within 60 days (or such longer period of time as the Administrative Agent shall agree) of any Credit Party acquiring any fee owned real property, such Credit Party shall deliver to the Administrative Agent (unless the Administrative Agent, in its sole discretion, grants a waiver of such requirement with respect to such property) (a) a fully executed Mortgage covering such property, together with (i) a flood determination certificate issued by the appropriate Governmental Authority or third party indicating whether such property is designated as a “flood hazard area” and (ii) if such property is designated to be in a “flood hazard area”, evidence of flood insurance on such property obtained by the applicable Credit Party in such total amount as required by Regulation H of the Federal Reserve Board, and all official rulings and interpretations thereunder or thereof, and otherwise in compliance with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, in each case, delivered at least five (5) Business Days prior to granting a Lien to the Administrative Agent on such real property, (b) a copy of an existing owner’s policy of title insurance reflecting no Liens on such real property other than Permitted Liens, (c) all environmental reports (including all available Phase I Environmental Site Assessment reports and Phase II Environmental Site Assessment reports) and such other reports, audits or certifications, in each case, as the Administrative Agent may reasonably request in connection with such real property, and (d) if requested by the Administrative Agent, a legal opinion of local counsel to the Credit Parties in the jurisdiction where such real property is located in form and substance reasonably satisfactory to the Administrative Agent; provided that, the Borrower shall deliver, or cause to be delivered, to each Lender (unless otherwise waived by such Lender) each of the items in clauses (a) through (d) at least (x) 15 days, for any real property located in a special flood hazard area, or (y) five Business Days, for any real property that is not located in a special flood hazard area, prior to the effective date of such Mortgage. Notwithstanding the generality of this Section, if there is any Collateral at such time that constitutes fee owned real property, then at least 15 days prior to any increase in any Commitment or any extension of the Revolving Maturity Date, the Borrower shall deliver, or cause to be delivered, to each Lender (unless otherwise waived by such Lender) each of the items to the extent required by the forgoing sentence; provided that this 15-day requirement is shortened to five Business Days for any of the real property in question that is not located in a special flood hazard area.
(i)    Section 6.1(g) of the Credit Agreement is hereby amended by replacing “$1,500,000” with “$2,500,000”.
(j)    Section 6.4 of the Credit Agreement is hereby amended by replacing clause (e) of such Section as follows:
(e) either (i) (A) the Leverage Ratio, calculated on a pro forma basis after giving effect to such Acquisition as of the beginning of the period of four fiscal quarters most recently ended, is less than 3.0 to 1.0 and (B) after giving effect to such Acquisition, Liquidity would be greater than or equal to $15,000,000, (ii) (A) the total consideration (including the adjustment of purchase price or similar adjustments) for such Acquisition and all other Acquisitions permitted under this clause (e)(ii) during any fiscal year expended by the Borrower or any of its Subsidiaries in such fiscal year shall not exceed an aggregate amount equal to $20,000,000 and (B) the Borrower and its Subsidiaries shall be in pro forma compliance with the financial covenants in Section 6.16 and 6.17 after giving effect to such Acquisition as of the beginning of the period of four fiscal quarters most recently ended and the Q2 2017 Compliance Date shall have occurred, (iii) such Acquisition is the Blair Drop Down, (iv) such Acquisition is the Whitehall Drop Down; provided that, prior to or concurrently with the consummation of the Whitheall Drop Down, the Borrower shall have received cash proceeds from an Equity Issuance by the Borrower of common units on terms satisfactory to the Administrative Agent in aggregate amount not less than $200,000,000 (determined prior to giving effect to the payment of all related underwriter fees and expenses, SEC and blue sky fees, printing costs, fees and expenses of accountants, lawyers and other professional advisors, and brokerage commissions), or (v) the Permian Acquisition; provided that, no Default or Event of Default has occurred and is continuing or would be caused thereby.
(k)    Clause (c) on Schedule V to the Credit Agreement is hereby amended by replacing such clause as follows:
(c)    Mortgages. If such Subsidiary owns any real property and if and as requested by the Administrative Agent, a fully executed Mortgage covering such real properties, together with (i) a copy of an existing owner’s policy of title insurance reflecting no Liens on such real property other than Permitted Liens, (ii) if such property is designated to be in a “flood hazard area” (as evidenced by a flood determination certificate issued by the appropriate Governmental Authority or third party obtained by the Administrative Agent, which such certificate shall be delivered at least five (5) Business Days prior to granting a Lien to the Administrative Agent on such real property), evidence of flood insurance on such property obtained by the applicable Credit Party in such total amount as required by Regulation H of the Federal Reserve Board, and all official rulings and interpretations thereunder or thereof, and otherwise in compliance with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, and (iii) such evidence of corporate authority to enter into such Guaranty, Security Agreement, and Mortgage as the Administrative Agent may reasonably request; provided that, the Borrower shall deliver, or cause to be delivered, to each Lender (unless otherwise waived by such Lender) each of the items in clauses (i) through (iii) at least (x) 15 days, for any real property located in a special flood hazard area, or (y) five Business Days, for any real property that is not located in a special flood hazard area, prior to the effective date of such Mortgage;
(l)    The Credit Agreement is hereby amended by adding new Schedule 1.1(b) (Whitehall Letters of Credit) to the Credit Agreement with Schedule 1.1(b) attached hereto.
Section 3.    Conditions to Effectiveness. This Amendment shall become effective on the Fifth Amendment Effective Date upon the satisfaction of the following conditions precedent:
(a)    Documentation. The Administrative Agent shall have received, each in form and substance satisfactory to the Administrative Agent, this Amendment duly executed by the Borrower, the Administrative Agent and the Majority Lenders, and the Acknowledgement and Reaffirmation attached hereto duly executed by each of the Guarantors.
(b)    Consents; Authorization. The Borrower shall have received any consents, licenses and approvals required in accordance with applicable law, or in accordance with any document, agreement, instrument or arrangement to which the Borrower or any Subsidiary is a party, in connection with this Amendment.
(c)    Payment of Fees. On or prior to the Fifth Amendment Effective Date, the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement.
Section 4.    Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:
(a)    the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain true and correct in all material respects as of such earlier date; and

(b)    no Default or Event of Default has occurred and is continuing.
Section 5.    Effect of Amendment.
(a)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Lender, the Swing Line Lender or the Administrative Agent under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.
(b)    Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
(c)    This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
(d)    Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Section 6.    RELEASE: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Fifth Amendment Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement, any other Credit Document, or any of the transactions contemplated hereby or thereby (collectively, the "Released Matters"). The Borrower, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 6 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. The Borrower hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this Section 6. In entering into this Amendment, the Borrower has consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 6 shall survive the termination of this Amendment, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.
Section 7.    Governing Law. THIS AMENDMENT SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
Section 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic means of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.
BORROWER:
HI-CRUSH PARTNERS LP

By: Hi-Crush GP LLC, its general partner

By: /s/ Laura Fulton
Name: Laura C. Fulton
Title: Chief Financial Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ADMINISTRATIVE AGENT/LENDERS:
ZB, N.A. DBA AMEGY BANK, in its capacity as Administrative Agent, Issuing Lender, Swing Line Lender, and a Lender
By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

BARCLAYS BANK PLC,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

IBERIABANK,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

REGIONS BANK,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ORIGIN BANK (f/k/a Community Trust Bank), as a
Lender

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

Signature Page to Fifth Amendment to Amended and Restated Credit Agreement
Hi-Crush Partners LP

ACKNOWLEDGMENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) acknowledges receipt of a copy of the foregoing Fifth Amendment dated as of March 3, 2017 (the “Amendment”) among Hi-Crush Partners, a Delaware limited partnership (the “Borrower”), the lenders party thereto, and ZB, N.A. DBA Amegy Bank, as administrative agent (in such capacity, the “Administrative Agent”) and (b) ratifies, confirms, and acknowledges that its obligations under the Amended and Restated Guaranty Agreement dated as of April 28, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”; capitalized terms used herein and not specifically defined herein have the meaning provided in the Guaranty) are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended by the Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Acknowledgment and Reaffirmation do not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Credit Documents (as defined in the Credit Agreement referred to in the Guaranty).

RELEASE: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Fifth Amendment Effective Date (as defined in the Fifth Amendment) and are in any way directly or indirectly arising out of or in any way connected to any of the Fifth Amendment, the Credit Agreement, any other Credit Document (including this Acknowledgment and Reaffirmation), or any of the transactions contemplated hereby or thereby (collectively, the "Released Matters"). Each Guarantor, by execution hereof, hereby acknowledges and agrees that the agreements in this paragraph are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. The Borrower hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Credit Parties pursuant to this paragraph. In entering into the agreements set forth in this Acknowledgment and Reaffirmation, the Borrower has consulted with, and

Signature Page to Acknowledgment and Reaffirmation

has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this paragraph shall survive the termination of this Acknowledgment and Reaffirmation, the Fifth Amendment, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.

This Acknowledgment and Reaffirmation shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas without regard to conflicts of laws principles.

THIS ACKNOWLEDGMENT AND REAFFIRMATION AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

Signature Page to Acknowledgment and Reaffirmation

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Reaffirmation to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

HI-CRUSH WYEVILLE LLC
HI-CRUSH CHAMBERS LLC
HI-CRUSH OPERATING LLC
HI-CRUSH RAILROAD LLC
D & I SILICA, LLC.
HI-CRUSH FINANCE CORP.
HI-CRUSH AUGUSTA ACQUISITION CO. LLC
HI-CRUSH AUGUSTA LLC
HI-CRUSH CANADA INC.
HI-CRUSH BLAIR LLC
HI-CRUSH INVESTMENTS INC.
HI-CRUSH LMS LLC
HI-CRUSH PODS LLC

Each By: /s/ Laura Fulton
Name: Laura C. Fulton
Title: Chief Financial Officer

Signature Page to Acknowledgment and Reaffirmation